Exhibit 10.1

FIRST AMENDMENT TO PURCHASE AGREEMENT

This FIRST AMENDMENT TO PURCHASE AGREEMENT (this “Amendment”), is entered into as of March 18, 2025 (the “Amendment Date”), by and between DevvStream Corp., a British Columbia company (formerly known as Focus Impact Acquisition Corp, the “Company”), and Helena Global Investment Opportunities 1 Ltd., a Cayman Islands exempted company (the “Investor”).

WHEREAS:

A.          The Company (then known as Focus Impact Acquisition Corp.) and the Investor executed and delivered that certain Purchase Amendment, dated as of October 29, 2024 (the “Purchase Agreement”); and

B.          The Company and Investor wish to amend the Agreement (i) to correct certain references to Common Stock in the Purchase Agreement, and (ii) to allow the Investor to permit Secondary Advances (as defined below).

NOW THEREFORE, the Company and the Investor severally (and not jointly) hereby agree as follows:

1.   CAPITALIZED TERMS. Capitalized terms used herein or in Schedule 1 hereto but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement or the Note.

2.   AMENDMENTS.

a.   The words in the first recital of the Purchase Agreement “Company’s shares of common stock, par value $0.0001 per share (the “Common Stock”)” shall be deleted and replaced with “Company’s common shares (the “Common Shares”)”.

b.   The definition of “Common Stock” in Article I of the Purchase Agreement, shall be deleted and replaced with the following:

“Common Shares” shall have the meaning set forth in the recitals of this Agreement.

c.   Throughout the Purchase Agreement all references to (i) “shares of Common Stock” shall be deemed to refer to “Common Shares”, and (ii) “Common Stock” shall be deemed to refer to “Common Shares”  and to the extent that any such foregoing changed reference results in an improper grammatical rendering of the sentence in which such reference appears, the words in such sentence shall be deemed to be rendered in such a matter that such sentence shall be grammatically correct.

d.   The definition of “Pricing Period” in Article I of the Purchase Agreement, shall be deleted and replaced with the following:

“Pricing Period” shall mean, the three (3) Trading Days commencing on the date of the Investor’s receipt of the Common Shares relating to the applicable Advance, unless such Pricing Period relates to a Secondary Advance, in which such case the Pricing Period for such Secondary Advance shall be as agreed by the Company and the Investor and be either (i) the period beginning at such time as the Investor shall have received the Common Shares relating to such Secondary Advance (provided that such Common Shares are received on a Trading Day) and ending on 4:00 pm on such Trading Day, or (ii) the first full Trading Day following the day the Common Shares relating to such Secondary Advance are received.

e.   Article I of the Purchase Agreement is hereby amended by adding in its proper alphabetical order the following definition of “Secondary Advance”:

“Secondary Advance” shall have the meaning set forth in Section 7.01(k).

f.   The definition of “Common Stock Equivalents” in Section 6.20 of the Purchase Agreement, shall be deleted and replaced with the following:

“Common Share Equivalents” means any securities of the Company which entitle the holder thereof to acquire at any time Common Shares, including, without limitation, Common Shares, any debt, preferred shares, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Shares.

g.   Section 7.01(k) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

Consecutive Advance Notices. Except with respect to the first Advance Notice, unless waived by the Investor in its sole discretion, the Pricing Period for all prior Advances shall have been completed. If the condition set forth in this clause (k) is waived by the Investor the Advance which the Investor has elected to permit while a prior Pricing Period is ongoing shall be referred to herein as a “Secondary Advance”.

h.   Exhibit A to the Purchase Agreement is hereby deleted and replaced with Exhibit A hereto.

3.   RATIFICATION.  The Company hereby acknowledges, represents, warrants and confirms to Investor that: (i) each of the Purchase Agreement and this Amendment, are valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms; and (ii) no oral representations, statements, or inducements have been made by Investor, or any  agent  or representative of Investor, with respect to the Purchase Agreement, or this Amendment.

4.   HOLDER’ CONDUCT. As of the date of this Amendment, the Company hereby acknowledges and admits that: (i) the Investor has acted in good faith and has fulfilled and fully performed all of its obligations under or in connection with the Purchase Agreement or any other related documents; and (ii) that there are no other promises, obligations, understandings or agreements with respect to the Purchase Agreement or any other document, except as expressly set forth herein, or in the Purchase Agreement.

5.   GOVERNING LAW; MISCELLANEOUS.

a.   Choice of Law/Jurisdiction.  This Amendment shall be governed by and construed in accordance with the laws provided for in the Purchase Agreement.  Any action brought by either party against the other concerning the transactions contemplated by the Purchase Agreement or this Amendment, or any other agreement, certificate, instrument or document contemplated hereby or thereby shall be brought and enforced in the venue provided for the Purchase Agreement.

b.   Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

c.   Effect on Purchase Agreement. Except as expressly amended by this Amendment, all of the terms and provisions of the Purchase Agreement shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

d.   Counterparts; Signatures by Facsimile.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Amendment, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Amendment bearing the signature of the party so delivering this Amendment.

e.   Construction; Headings.  This Amendment shall be deemed to be jointly drafted by the Company and the Investor and shall not be construed against any person as the drafter hereof.  The headings of this Amendment are for convenience of reference only and shall not form part of, or affect the interpretation of, this Amendment.

            f.   Severability.  In the event that any provision of this Amendment is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

g.   Entire Agreement; Amendments.  The Purchase Agreement, this Amendment, the Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Amendment may be waived or amended other than by an instrument in writing signed by the majority in interest of the Investor.

h.   Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing as provided in the Purchase Agreement.

i.   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties and their successors and assigns.

j.   Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

k.   No Strict Construction.  The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Amendment to be duly executed as of the date first above written.

DEVVSTREAM CORP.

By:	/s/ Sunny Trinh
Name: Sunny Trinh
Title: Chief Executive Officer

HELENA GLOBAL INVESTMENT OPPORTUNITIES 1 LTD.

By:	/s Jeremy Weech
Name: Jeremy Weech
Title: Managing Partner

EXHIBIT A

EXHIBIT A
ADVANCE NOTICE

DEVVSTREAM CORP.

Dated: ______________ Advance Notice Number: ____

The undersigned, _______________________, hereby certifies, with respect to the sale of Common Shares of DEVVSTREAM CORP. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Purchase Agreement, dated as of October 29, 2024 (the “Agreement”), as follows:

1	The undersigned is the duly elected ______________ of the Company.

2	There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

3	All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

4	The amount of Common Shares issued in respect of such Advance is:

5	The number of Common Shares of the Company issued and outstanding as of the date hereof is ___________.

6	The Pricing Period shall be:

☐three (3) Trading Days;

☐ in respect only of a Secondary Advance and if agreed by the Investor, the first full Trading Day after the receipt by the Investor of the Common Shares subject to this Advance Notice; or

☐in respect only of a Secondary Advance and if agreed by the Investor, the period starting on the Investor’s receipt of the Common Shares subject to this Advance Notice and 4:00 pm on such Trading Day.

The undersigned has executed this Advance Notice as of the date first set forth above.

DEVVSTREAM CORP.

By:
Name:
Title: